UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2009

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Zoom Technologies, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

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Delaware	0-18672	51-0448969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 South Street, Boston, MA 02111

(Address of Principal Executive Offices) (Zip Code)

(617) 423-1072

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

In connection with the previously announced acquisition of TCB Digital, Zoom Technologies, Inc. (“Zoom”) has filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”).   Zoom will file a definitive proxy statement in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF ZOOM ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY ZOOM WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, once available, at the SEC’s website http://www.sec.gov or by directing a request to Zoom at 207 South Street, Boston, MA 02111, telephone: (617) 423-1072. You may also read and copy any reports, statements and other information filed by Zoom with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. As a result of the review by the SEC of the preliminary proxy statement, Zoom may be required to make changes to its description of the acquired business or other financial or statistical information contained in the preliminary proxy statement.

Zoom and its officers and directors may be deemed to have participated in the solicitation of proxies from Zoom’s stockholders in favor of the approval of the transaction. Each of Zoom’s officers and directors is also a common stockholder or an owner of options to purchase Zoom common stock. The preliminary proxy statement and Zoom’s Form 10-K filed on March 12, 2009 include a description of the security holdings of Zoom’s officers and directors, and their respective interests in the successful consummation of this acquisition. Further information concerning Zoom’s directors and executive officers is set forth in the publicly filed documents of Zoom. Stockholders may obtain more detailed information regarding the direct and indirect interests of Zoom and its directors and executive officers in the transaction by reading the preliminary proxy statement filed with the SEC, as well as future preliminary and definitive proxy statements regarding the acquisition, which will be filed with the SEC.

Item 7.01

Regulation FD Disclosure.

On May 15, 2009, Zoom Technologies, Inc. issued a press release announcing the filing of a preliminary proxy statement in connection with a previously announced acquisition of TCB Digital.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number	Exhibit Description
99.1	Press release dated May 15, 2009 of Zoom Technologies, Inc. announcing the filing of a preliminary proxy statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2009

ZOOM TECHNOLOGIES, INC.

By:	/s/ ROBERT A. CRIST
Robert A. Crist, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release dated May 15, 2009 of Zoom Technologies, Inc. announcing the filing of a preliminary proxy statement.